Exhibit q

                                POWER OF ATTORNEY

                                POWER OF ATTORNEY

         I, the undersigned officer of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Nancy G. Curtiss
                           ---------------------------------------------
                           Nancy G. Curtiss, Treasurer
                           Principal Financial and Accounting Officer

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ E. Virgil Conway
                           -----------------------------------------------------
                           E. Virgil Conway, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Harry Dalzell-Payne
                           --------------------------------------------
                           Harry Dalzell-Payne, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Leroy Keith, Jr.
                           -----------------------------------------------------
                           Leroy Keith, Jr., Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ James M. Oates
                           -----------------------------------------------------
                           James M. Oates, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Richard E. Segerson
                           --------------------------------------------
                           Richard E. Segerson, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Robert Chesek
                           --------------------------------------------
                           Robert Chesek, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Lowell P. Weicker
                           -----------------------------------------------------
                           Lowell P. Weicker, Jr., Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Everett L. Morris
                           -----------------------------------------------------
                           Everett L. Morris, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Francis E. Jeffries
                           -----------------------------------------------------
                           Francis E. Jeffries, Trustee

                                POWER OF ATTORNEY

         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix-Aberdeen Series Fund
                  Phoenix-Aberdeen Worldwide Opportunities Fund Phoenix Duff & Phelps Institutional Mutual Funds Phoenix Equity Series Fund
                  Phoenix-Goodwin California Tax Exempt Bond Fund Phoenix Investment Trust 97
                  Phoenix Multi-Portfolio Fund
                  Phoenix Multi-Series Trust
                  Phoenix-Oakhurst Income & Growth Fund
                  Phoenix-Oakhurst Strategic Allocation Fund
                  Phoenix-Seneca Funds
                  Phoenix Series Fund
                  Phoenix Strategic Equity Series Fund

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Geraldine M. McNamara
                           -----------------------------------------------------
                           Geraldine M. McNamara

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix Duff & Phelps Institutional Mutual Funds Phoenix-Seneca Funds

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ William W. Crawford
                           --------------------------------------------
                           William W. Crawford, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix Duff & Phelps Institutional Mutual Funds Phoenix-Seneca Funds

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ William N. Georgeson
                           --------------------------------------------
                           William N. Georgeson, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix Duff & Phelps Institutional Mutual Funds Phoenix-Seneca Funds

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Eileen A. Moran
                           -----------------------------------------------------
                           Eileen A. Moran, Trustee

                                POWER OF ATTORNEY


         I, the undersigned member of the Board of Trustees of the below-named mutual funds, hereby constitute and appoint Philip R. McLoughlin, Nancy J. Engberg and Richard J. Wirth, or either of them as my true and lawful attorneys and agents with full power to sign for me in the capacity indicated below, any or all Registration Statements or amendments thereto filed with the Securities and Exchange Commission under the Securities Act of 1933 and/or the Investment Company Act of 1940 relating to each of said mutual funds, and hereby ratify and confirm my signature as it may be signed by said attorneys and agents.

                  Phoenix Duff & Phelps Institutional Mutual Funds Phoenix-Seneca Funds

         I hereby declare that a photostatic, xerographic or other similar copy of this original instrument shall be as effective as the original.

         I hereby further revoke any and all powers of attorney previously given by me with respect to the above-named mutual funds, provided that this revocation shall not affect the exercise of such powers prior to the date hereof.

         WITNESS my hand and seal on the date set forth below.

May 22, 2002               /s/ Richard A. Pavia
                           -----------------------------------------------------
                           Richard A. Pavia, Trustee